UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 7, 2007

                            WATERFORD GAMING, L.L.C.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                     333-17795                      06-1465402
 ------------------             ---------------               ----------------
 (State or other                (Commission File              (I.R.S. Employer
  jurisdiction of                Number)                       Identification
  incorporation or                                             Number)
  organization)


                 914 Hartford Turnpike
                      P.O. Box 715
                     Waterford, CT                      06385
        ---------------------------------------       -----------
        (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559



     Item 8.01

          i) On September 7, 2007, Waterford Gaming, L.L.C. and Waterford Gaming Finance Corp. issued a press release announcing that they had commenced a tender offer for all of their outstanding 8.625% Senior Notes due 2012. A copy of the press release is attached hereto as Exhibit 99.1.


          ii) On September 21, 2007, Waterford Gaming, L.L.C. and Waterford Gaming Finance Corp. issued a press release announcing that they intend to offer, subject to market conditions, $128,500,000 aggregate principal amount of Senior Notes due 2014. A copy of the press release is attached hereto as Exhibit 99.2



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         WATERFORD GAMING, L.L.C.





Date: September 24, 2007                 By:/s/Len Wolman
                                         Len Wolman, Chief Executive Officer